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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 27, 2004

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-50067                16-1616605
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

     2501 CEDAR SPRINGS, SUITE 600
              DALLAS, TEXAS                                         75201
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500

        _________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

      The Registrant hereby incorporates by reference into this Item 7.01 the information set forth in its press release, dated October 27, 2004, a copy of which is included as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

      EXHIBIT
      NUMBER             DESCRIPTION
      -------            -----------

      99.1        --     Press release dated October 27, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CROSSTEX ENERGY, L.P.

                               By: Crosstex Energy GP, L.P., its General Partner

                               By: Crosstex Energy GP, LLC, its General Partner


Date: October 27, 2004         By: /s/ William W. Davis
                                   ---------------------------------------------
                                   William W. Davis
                                   Executive Vice President and
                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
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99.1       --      Press Release dated October 27, 2004


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